Exhibit 99.B

Mark Leland Executive Vice President & Chief Financial Officer Bear Stearns 15th Annual Global Credit Conference May 16, 2006

Cautionary Statement Regarding Forward-looking Statements This presentation includes forward-looking statements and projections, made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including, without limitation, changes in unaudited and/or unreviewed financial information; our ability to implement and achieve our objectives in the 2006 plan, including achieving our debt-reduction targets, earnings and cash flow targets; the effects of any changes in accounting rules and guidance; our ability to meet production volume targets in our E&P segment; uncertainties and potential consequences associated with the outcome of governmental investigations, including, without limitation, those related to the reserve revisions and natural gas hedge transactions; outcome of litigation, including shareholder derivative and class actions related to reserve revisions and restatements; our ability to comply with the covenants in our various financing documents; our ability to obtain necessary governmental approvals for proposed pipeline projects and our ability to successfully construct and operate such projects; the risks associated with recontracting of transportation commitments by our pipelines; regulatory uncertainties associated with pipeline rate cases; actions by the credit rating agencies; the successful close of our financing transactions; our ability to successfully exit the energy trading business; our ability to close our announced asset sales on a timely basis; changes in commodity prices for oil, natural gas, and power and relevant basis spreads; inability to realize anticipated synergies and cost savings associated with restructurings and divestitures on a timely basis; general economic and weather conditions in geographic regions or markets served by the company and its affiliates, or where operations of the company and its affiliates are located; the uncertainties associated with governmental regulation; political and currency risks associated with international operations of the company and its affiliates; competition; and other factors described in the company's (and its affiliates') Securities and Exchange Commission filings. While the company makes these statements and projections in good faith, neither the company nor its management can guarantee that anticipated future results will be achieved. Reference must be made to those filings for additional important factors that may affect actual results. The company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the company, whether as a result of new information, future events, or otherwise. The reserves and production information in this presentation, and the reserve replacement costs and rates derived from this information include the proved gas and oil reserves and production attributable to El Paso's 43 percent interest in Four Star Oil & Gas Company ("Four Star"). El Paso's Supplemental Oil and Gas disclosures, which are included in its Annual Report on Form 10-K, reflect its proportionate share of the proved reserves of Four Star separate from its consolidated proved reserves. In addition, the proved reserves attributable to its proportionate share of Four Star represent estimates prepared by El Paso and not those of Four Star. Non-GAAP Financial Measures This presentation includes certain Non-GAAP financial measures as defined in the SEC's Regulation G. More information on these Non-GAAP financial measures, including EBIT, net debt and liquidity, and per unit total cash expenses, and the required reconciliations under Regulation G, are set forth in the appendix hereto.

Our Purpose El Paso Corporation provides natural gas and related energy products in a safe, efficient, and dependable manner

Delivering on Our 2006 Plan Earnings of $0.52 per diluted share from continuing operations Includes $0.14 MTM gains from production puts and calls $949 MM cash flow from operations in the first quarter $1.5 billion in gross debt reduction YTD $1.0 billion assets sales announced or closed through May 5 Pipelines strong performance with continued growth opportunities Exploration & Production turnaround evident 100% drilling success on operated wells New hedges support continued growth in 2007

Core Businesses Performing Well Core Business Pipelines Exploration & Production Other Business Marketing and Trading Power Corporate Total Three Months Ended March 31, 2006 $ 478 199 208 * 3 - $ 888 Capital Expenditures EBIT DD&A *Includes $162 MM MTM gain from production puts and calls ($ Millions) $ 115 146 1 - 10 $ 272 $ 221 175 - - 5 $ 401

Cash Flow Summary $ 375 464 839 110 949 2 $951 $ 401 $ 36 Net income from continuing operations Non-cash adjustments Subtotal Working capital changes and other Cash flow from continuing operations Discontinued operations Cash flow from operations Capital expenditures Dividends paid $ 113 245 358 (302) 56 (5) $51 $ 388 $ 26 ($ Millions) 2006 2005 Three Months Ended March 31, Strong operating cash flow

2006 Capital Program Maintenance Growth Total $ 575 470 $ 1,045 2 $ 700 1 300 $ 1,000 $ 1,275 770 $ 2,045 Pipelines Exploration & Production Total $ Millions Significant growth capital in core businesses 1Capital assumed to replace production 2Current estimate of $160 MM of hurricane-related capex not recoverable from insurance

Net Debt Reduction Progress $ Billions Dec. 31, 2003 Dec. 31, 2004 Dec. 31, 2005 Mar. 31, 2006 Dec. 31, 2006E Net Debt Reduction Plan 20.3 17.1 16.1 15.5 14 1.4 2.1 2.1 1.7 1.2 $21.7 $19.2 $18.2 $20.3 $17.1 $16.1 $1.4 $2.1 $2.1 Net Debt Reduction Plan for Full Year 2006 Free cash flow $ 0.4 Equity issuance $ 0.5 Asset sales & other $ 1.2 Total $ 2.1 Cash Net debt $17.2 $1.7 $15.5 Note: 2003-1Q 2006 includes Macae debt which is reported as discontinued operations and was retired in April 2006 $15.2 $14.0 $1.2

Hedging Activity for 2007 130 Bcf of 2007 production hedged, collars with $8.00/MMbtu floor and $16.02/MMBtu ceilings Provides downside protection and upside opportunity Hedge accounting treatment No margin required Hedges at El Paso Exploration & Production Note: New positions replace 30 Bcf-$6.00 floors, 21 Bcf-$7.00 floors, $9.00 ceilings New hedges support continued growth in 2007

Exploration & Production

E&P 2006 Outlook Capital program will create value in all regions Assuming $5.50/Mcf and $60/Bbl pricing Balanced drilling program 825-850 MMcfe/d annual average production volumes 5%-10% reserve growth Further improvement in cycle time On track to deliver 2006 plan

Healthy Drilling Inventory Inventory generates 1.15 PVR at $5.50 price deck Conventional Gas Onshore Division Texas Gulf Coast Non-Conventional Gas Onshore Oil Gulf of Mexico/South Louisiana Total Domestic International Total Company 133 43 353 62 29 620 9 629 2006 Plan Future Years Total 490 80 1,630 290 100 2,590 30 2,620 4 3 5 6 4 5 4 5 Number of Wells

Balanced Drilling Portfolio for 2006 High (Pc < 40%) Med Low (Pc > 80%) % of 2006 Drilling Capital Risked Reserve Exposure (Bcfe) 12% 46 20% 73 68% 342 Risk 16 60 553 Gross Wells GOM Expl. Int'l Expl. GOM Dev. Ons. Expl. Onshore Dev. TGC Dev. TGC Expl. Int'l Dev.

Significant Drilling Success in 1Q 2006 High (Pc<40%) Med Low (Pc>80%) Predicted Actual GOM Expl. Int'l Expl. GOM Dev. Ons. Expl. Onshore Dev. TGC Dev. 36% 100% 63% 86% 99% 100% Risk TGC Expl. Int'l Dev. 1 7 77 1Q Gross Wells Drilled Success Rate 37 100% success on El Paso operated wells

Roadmap to E&P Volumes Onshore On plan with steady increase from drilling program Growth averages 5-7 MMcfe/d monthly Four Star volumes flat around 70 MMcfe/d Texas Gulf Coast Ahead of plan year-to-date Hold around 190 MMcfe/d rest of year International Ahead of plan year-to-date Volumes remain around 20-25 MMcfe/d Gulf of Mexico/S. Louisiana Substantial growth ahead 1Q 2006 Full Year Onshore 404 421 TGC 196 183 GOM/SLA 133 197 International 32 24 404 133 196 32 421-434 183-188 197-203 24-25 765 825-850 MMcfe/d Onshore GOM/SLA TGC International

Road Map to E&P Volumes Gulf of Mexico (GOM) Remaining hurricane shut in volumes of 24 MMcfe/d WC 75 and 62-currently producing 20 MMcfe/d net 4 existing discoveries (HI A-351 #5 and #6, EI 364 A-4, WC 95 #1) to be brought on-line 14 additional wells Recompletion activity South Louisiana (Catapult) Long Point #1 and #2 wells Liberty Canal plus 2 shallower discoveries GOM ramp up weighted towards existing discoveries

Summary We will deliver on 2006 goals Opportunities for growth in both core businesses Asset sales complete in 2006 Hedging de-risks 2007 Credit metrics continue to improve Current trends sustainable through 2007

Appendix

Disclosure of Non-GAAP Financial Measures The SEC's Regulation G applies to any public disclosure or release of material information that includes a non-GAAP financial measure. In the event of such a disclosure or release, Regulation G requires (i) the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non-GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP. The required presentations and reconciliations are provided herein. Additional detail regarding non-GAAP financial measures can be reviewed in our full operating statistics posted at www.elpaso.com in the Investors section. El Paso uses the non-GAAP financial measure "earnings before interest expense and income taxes" or "EBIT" to assess the operating results and effectiveness of the company and its business segments. The company defines EBIT as net income (loss) adjusted for (i) items that do not impact its income (loss) from continuing operations, such as extraordinary items, discontinued operations, and the impact of accounting changes; (ii) income taxes; (iii) interest and debt expense; and (iv) distributions on preferred interests of consolidated subsidiaries. The company excludes interest and debt expense and distributions on preferred interests of consolidated subsidiaries so that investors may evaluate the company's operating results without regard to its financing methods or capital structure. El Paso's business operations consist of both consolidated businesses as well as substantial investments in unconsolidated affiliates. As a result, the company believes that EBIT, which includes the results of both these consolidated and unconsolidated operations, is useful to its investors because it allows them to evaluate more effectively the performance of all of El Paso's businesses and investments. Net Debt is defined as El Paso's total Financing Obligations as disclosed on the company's consolidated balance sheet net of cash and cash equivalents. Net Debt is an important measure of the company's total leverage. Investor's should be aware that some of El Paso's cash is restricted and not available for debt repayment. Per Unit Total Cash Expenses equal total operating expenses less DD&A and other non-cash charges divided by total consolidated production. Total Liquidity is defined as cash that is easily available for general corporate purposes and available capacity under El Paso's $3 billion credit agreement and El Paso's $300 million borrowing base credit facility. Total Liquidity demonstrates the company's ability to meet current obligations and commitments. El Paso believes that the non-GAAP financial measures described above are also useful to investors because these measurements are used by many companies in the industry as a measurement of operating and financial performance and are commonly employed by financial analysts and others to evaluate the operating and financial performance of the company and its business segments and to compare the operating and financial performance of the company and its business segments with the performance of other companies within the industry. These non-GAAP financial measures may not be comparable to similarly titled measurements used by other companies and should not be used as a substitute for net income, earnings per share or other GAAP measurements.

Net Debt Reconciliation Total debt at 3/31/06 Total cash and cash equivalents Outstanding net debt at 3/31/06 Project debt at Macae Outstanding net debt at 3/31/06 including Macae $ 17.1 1.8 $ 15.3 0.2 $15.5 $ Billions

Mark Leland Executive Vice President & Chief Financial Officer Bear Stearns 15th Annual Global Credit Conference May 16, 2006